SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[]	Soliciting Material under Rule 14a-12

Federated Insurance Series

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Proxy Statement–Please Vote Today!
Federated Prime Money Fund II
A Portfolio of Federated Insurance Series
TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!
Federated Prime Money Fund II (the “Fund”) will hold a special meeting of shareholders on November 20, 2015. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposal. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanation will help you decide on the issue.
The following is an introduction to the process and the proposal.
What is the purpose of the special meeting?
The purpose of the special meeting is to vote upon a proposal to revise one of the Fund's fundamental investment limitations. Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one described in this Proxy Statement. You have a right to vote on these changes.
Why am I being asked to vote?
You are listed as a shareholder of the Fund as of the record date (August 27, 2015). Your investment is likely through a variable annuity contract or variable life insurance policy that you hold with an insurance company. It is important that you exercise your rights as a shareholder, regardless of the number of shares that you own, and vote your shares as soon as possible.
What is the proposal?
The Board of Trustees has voted to convert the Fund to a government money market fund that invests 99.5% of its assets in cash, government securities, and/or repurchase agreements that are collateralized by government securities or cash. The proposal is to revise the Fund's fundamental limitation regarding concentration to eliminate the requirement that the Fund invest at least 25% of its assets in the financial services industry (the “Proposal”), enabling the conversion to a government money market fund.
Why is the Board of Trustees recommending a change to the Fund's fundamental limitation regarding concentration to enable the Fund to operate as a government money market fund?
The Board is recommending a change to the Fund's fundamental investment limitation regarding concentration to enable the Fund to operate as a government money market fund, because the Board believes that the conversion to a government money market fund is in the best interest of the Fund and its shareholders.
As part of the Rule 2a-7 amendments, retail prime money market funds, such as the Fund, may continue to be priced utilizing amortized cost accounting and transact as a stable $1.00 net asset value (NAV), but are subject to certain liquidity fees or redemption gates requirements which may be adopted at the board's discretion.
Since the adoption in 2014 of new rules impacting the operation of money market funds, Federated has spent significant time assessing the new rules, including the potential impact to its investors, and listening to their feedback. The insurance companies through which the Fund is offered have indicated that shareholders want access to stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, as prime money market funds will be under the new rules.
By converting to a government money market fund, the Fund could continue to be priced utilizing amortized cost accounting and transact at a stable $1.00 NAV and would not be required to implement liquidity fees and redemption gates. Converting the Fund to a government money market fund will allow shareholders to continue using the Fund as they do today.
How will the fund be converted to a government money market fund?
If shareholders approve the proposal, the Fund will revise its investment limitation regarding concentration to eliminate the requirement to concentrate in the financial services industry and will adopt a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities. The Fund also currently intends to change its name to “Federated Government Money Fund II.”

When will the conversion be effective?
If approved by shareholders, we expect the conversion to be completed on or about April 30, 2016.
How do I vote my shares?
There are several ways in which you can cast your vote:
•	Online–Use the web address on the ballot;
•	Telephone–Use the toll-free telephone number on the ballot;
•	Mail–Complete and return the ballot in the enclosed postage paid envelope; or
•	In Person at the November 20, 2015 meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED PRIME MONEY FUND II
A Portfolio of Federated Insurance Series
4000 Ericsson Drive,
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 20, 2015
A Special Meeting of the shareholders of Federated Prime Money Fund II (the “Fund”), a portfolio of Federated Insurance Series (the “Trust”), has been called and will be held at 4000 Ericsson Drive Warrendale, Pennsylvania at 10:00 a.m. (Eastern time) on November 20, 2015, for the following purposes:
1.	To approve or disapprove a revision to the Fund's fundamental investment limitation regarding concentration of its investments.
2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
Any such vote in FAVOR or AGAINST the proposal will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.
The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.
The Board of Trustees has fixed August 27, 2015 as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
August 27, 2015
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED PRIME MONEY FUND II
A Portfolio of Federated Insurance Series
4000 Ericsson Drive,
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (“Board”) of Federated Insurance Series (the “Trust”), on behalf of its portfolio Federated Prime Money Fund II (the “Fund”). The proxy will be voted at the special meeting of shareholders of the Fund to be held on November 20, 2015. The meeting will be held at 4000 Ericsson Drive Warrendale, Pennsylvania at 10:00 a.m. (Eastern Time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The Board unanimously approved the proposed change to the Fund's fundamental investment limitation specified in the enclosed proxy. This change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board unanimously recommends that you vote “FOR” the proposal to approve the revision to the Fund's fundamental investment limitation. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about September 24, 2015 to shareholders of record at the close of business on August 27, 2015 (the “Record Date”). On the Record Date, the Fund had outstanding 145,053,167 shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet, of this Proxy Statement and the accompanying proxy card. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust. In addition, Federated Shareholder Services Company, an affiliate of the Adviser, has entered into a contract with Broadridge Financial Solutions, Inc. 1981 Marcus Avenue, Lake Success, NY 11042 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, telephone solicitation, and internet and telephonic voting services in addition to mailing the proxy statement. The estimated amount paid to Broadridge is $31,095 and the estimated aggregate fees paid to Broadridge (mailing, solicitation), and RR Donnelley (printing) in connection with the proxy process is estimated to be $38,795. Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. Based on the Fund's current fee waivers it is anticipated that the Adviser and its affiliates will ultimately bear the proxy costs. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
Shares of the Fund are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public. Shares are not sold on a national securities exchange.
The Fund's most recent Prospectus and Statement of Additional Information, each dated April 30, 2015, the annual report, which includes audited financial statements for the fiscal year ended December 31, 2014, and the semi-annual report, which includes unaudited financial statements for the period ended June 30, 2015, were previously mailed to shareholders. If you have not received the reports, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Trust at 1-800-341-7400 or visit the Fund's website at the address above. The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the Securities and Exchange Commission (“SEC”). Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfor@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 20, 2015: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement.
Purpose of the Meeting	The purpose of the meeting is to consider a revision to the Fund's fundamental investment limitation regarding concentration.
Required Vote	The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve the proposal.Under both the Investment Company Act of 1940 and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting shares” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
How to Vote	Shareholders may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting. Shareholders can obtain directions to the meeting by calling the Trust at 1-800-341-7400.

Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires investment companies such as the Fund to adopt certain specific investment policies, including investment limitations, which can be changed only by a shareholder vote. The 1940 Act requires every registered investment company to include in its registration statement a recital of its fundamental policies, including its fundamental investment limitation regarding the concentration of investments in a particular industry or group of industries. This proposal involves a revision to the Fund's fundamental investment limitation regarding concentration.
PROPOSAL
APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING CONCENTRATION
Shareholders are being asked to approve revising the Fund's fundamental investment limitation regarding concentration to eliminate the requirement that the Fund invest at least 25% of its assets in the financial services industry. Revising the investment limitation regarding concentration will enable the Fund to convert to a government money market fund by investing 99.5% of its assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities. The Fund's current investment limitation regarding concentration precludes it from meeting the 99.5% investment requirement.
The Board has considered the potential impact of the revision to the Fund's investment limitation regarding concentration on the Fund, particularly with regard to risk, disclosure, and policies and procedures. The Board believes that the proposed revision is in the best interest of the Fund and its shareholders because it will provide the Fund with the opportunity to respond to changing market demands due to the reforms to Rule 2a-7 under the 1940 Act (“Rule 2a-7”).
The Fund's fundamental investment limitation regarding concentration currently states that:
“The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.”
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding concentration will be replaced with the following:
“The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.”
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding concentration is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's fundamental investment limitation regarding concentration and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because it would allow the Fund to convert to a government money market fund, and, in doing so, respond to changing market demands due to the reforms to Rule 2a-7.
Since the adoption in 2014 of new rules impacting the operation of money market funds, Federated has spent significant time assessing the new rules, including the potential impact to its investors, and listening to their feedback. The insurance companies through which the Fund is offered have indicated that shareholders want access to stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, as prime money market funds will be under the new rules. By converting to a government money market fund, the Fund could continue to be priced utilizing amortized cost accounting and transact at a stable $1.00 NAV and would not be required to implement liquidity fees and redemption gates. Converting the Fund to a government money market fund will allow shareholders to continue using the Fund as they do today.
If shareholders approve this proposal, the Fund will make other changes, which do not require shareholder approval, that are necessary for the Fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities. The Fund also currently intends to change its name to “Federated Government Money Fund II.”
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

INFORMATION ABOUT THE TRUST
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote via the Internet, or by telephone, by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.
Insurance company separate accounts, as shareholders of the Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts' shares or other voting interests in the Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of more than fifty percent (50%) of the total number of outstanding Shares entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to that proposal. All such adjournments will require a majority of the votes cast and entitled to vote thereon at the session of the Special Meeting to be adjourned. Any such vote in FAVOR or AGAINST the proposal will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment. A shareholder vote may be taken on other proposals in this proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

On the Record Date, the Fund had outstanding, the following number of shares of beneficial interest, respectively, (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
Federated Prime Money Fund II	145,053,167
Officers and Trustees of the Fund own less than 1% of the Fund's outstanding Shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Name and Address of Shareholder	Percentage of Fund Owned
Transamerica Premier Life Insurance Company, Cedar Rapids, IA,	25.50%
Phoenix Home Life Variable Insurance Company, E. Greenbush, NY	26.53%
Phoenix Home Life Insurance Company, E. Greenbush, NY	26.21%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Transamerica is organized in the state of Iowa and is a subsidiary of Aegon USA, Inc. organized in the state of Iowa.
Phoenix Home Life Variable Insurance Company is organized in the state of New York and is a subsidiary of PM Holdings, Inc.; organized in the state of Connecticut.
Phoenix Home Life Insurance Company is organized in the state of New York and is a subsidiary of PM Holdings, Inc.; organized in the state of Connecticut.
Address of Investment Adviser, Distributor, Administrator and Underwriter
The principal offices of the Adviser (Federated Investment Management Company), the Distributor (Federated Securities Corp.) and the Fund's administrator, Federated Administrative Services, is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779. The principal office of State Street Bank and Trust Company, the Fund's custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Auditors
KPMG LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Fund. KPMG LLP has no direct or indirect financial interest in the Trust, except for the fees it receives as an auditor and independent public accountant. No representative of KPMG LLP is expected to be present at the Special Meeting.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Fund, the Adviser, Federated Securities Corp. (the Fund's distributor), Federated Administrative Services (the Fund's administrator), or any proposal contemplated by this Proxy Statement.
Shareholder Meetings and Shareholder Proposals
The Trust is not required, and does not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.

Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding”; and (iii) none of the shareholders in the household have notified the Fund or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400. If you are a shareholder residing at an address to which one copy of the Proxy was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the phone number and address provided above.

DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Trustees,
John W. McGonigle
Secretary
August 27, 2015

FEDERATED INSURANCE SERIES
Federated Prime Money Fund II
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 313916504
Q452764 (9/15)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Federated

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95652-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FEDERATED PRIME MONEY FUND II

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important notice regarding the availability of Proxy Materials for the Shareholder Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M95653-TBD

FEDERATED PRIME MONEY FUND II
a portfolio of Federated Insurance Series
SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 20, 2015

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Prime Money Fund II, a portfolio of Federated Insurance Series (the "Trust"), hereby revoking any proxy heretofore given, designate and appoint George Magera, Edward Bartley, Kary Moore, Maureen Ferguson, Allison Miller and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 20, 2015 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1) Read the Proxy Statement and have the voting instruction below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

MC95763-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this card exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important notice regarding the availability of Proxy Materials for the Shareholder Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

PLEASE VOTE YOUR VOTING INSTRUCTION CARD TODAY!

MC95764-TBD

VOTING INSTRUCTION CARD

FEDERATED PRIME MONEY FUND II
a portfolio of Federated Insurance Series
SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 20, 2015

The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on November 20, 2015, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. **IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL.**

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATVE, PLEASE INCLUDE CAPACITY.